Exhibit 10d

STATEMENT OF CHIEF FINANCIAL OFFICER OF ARCADIS NV

PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
§ 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Arcadis NV (the “Company”) on Form 20-F for the period ended December 31, 2002 as filed with the Securities and Exchange Commission (the “Report”), I, Henk W.M.W. ten Cate, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

1)              The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)              The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Henk W.M.W. ten Cate
Name: Henk W.M.W. ten Cate
Title: Chief Financial Officer ARCADIS NV
June 12, 2003